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                                                                     Exhibit 5.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated March 12, 2004 in the Registration Statement on Form F-10 and related Prospectus of Paramount Resources Ltd. dated December 14, 2004.

                                                         /s/ Ernst & Young LLP

Calgary, Canada                                          Chartered Accountants
December 14, 2004